Financial Risk Management and Fair Values (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Expected Loss Rate Accounts Receivable Due

The expected loss rate as of December 31 and January 1, 2018 was determined as follows for each customers group of accounts receivable due from individual customers and corporate customers, respectively:

	Within 30 days	31 days to 90 days	91 days to 1 year	Over 1 year
Individual customers
Expected loss rate	2%	20%	80%	100%

	Within 180 days	181 days to 1 year	1 year to 2 years	2 years to 3 years	Over 3 years
Corporate customers
Expected loss rate	2%	20%	60%	80%	100%

Remaining Contractual Maturities of Financial Liabilities

The following table sets out the remaining contractual maturities at the balance sheet date of the Group’s financial liabilities, which are based on the undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on prevailing rates at the balance sheet date) and the earliest date the Group would be required to repay:

	As of December 31, 2018	As of December 31, 2017
	Carrying amount	Carrying amount
	Million	Million

Accounts payable	190,847	233,169
Bills payable	3,221	3,303
Accrued expenses and other payables	195,572	190,866
Amount due to ultimate holding company	11,020	8,646

	400,660	435,984